UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 6, 2007

Semtech Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-6395	95-2119684
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Flynn Road Camarillo, California	93012-8790
(Address of Principal Executive Offices)	(Zip Code)

805-498-2111

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers

At a meeting on June 6, 2007, the Compensation Committee (the “Committee”) of the Board of Directors of Semtech Corporation (the “Company”) took the following actions, including actions with regard to the compensation of executive officers who were named in the Summary Compensation Table of the Company’s 2007 Proxy Statement (the “Named Executive Officers”).

Base Salaries. The Committee considered the base salaries of the Named Executive Officers and determined to increase, effective June 6, 2007, the base salaries for Jeffrey T. Pohlman and John M. Wilson in conjunction with their promotions to Senior Vice President.

Name	Previous Annual Base Salary	Revised Annual Base Salary
Jeffrey T. Pohlman	$205,000	$225,000
Senior Vice President, Protection Products

John M. Wilson	$205,000	$225,000
Senior Vice President, Power Management Products

Executive Compensation Plan. Under this plan, executives selected by the Committee, including certain of the Named Executive Officers, may defer up to 100% of their base salary, as defined by the plan. Currently, the Company matches, on a dollar for dollar basis, up to the first 20% of the participant’s contributions for the CEO and CFO, up to the first 15% for participants at the Vice President level; and up to the first 10% for other participants. Effective June 6, 2007, the Committee increased the Company’s matching contribution percentage for Alan Bennett, Vice President of Tax & External Reporting, from 10% to 15% of his elective contributions in connection with his promotion to that position in November 2006. The Executive Compensation Plan documents are attached as Exhibits 10.12, 10.13, and 10.14 to the Company’s Annual Report on Form 10-K for the fiscal year ended January 25, 2004.

Bonus Plan. On June 6, 2007, the Committee approved an amended and restated version of the Company’s Bonus Plan (the “Plan”) effective for its fiscal year 2008 (which began on January 29, 2007). The Plan provides participants, including the Chief Executive Officer and certain of the other Named Executive Officers, an opportunity to earn an annual bonus based on the performance of the Company, as measured by year-over-year improvement in operating income, and the performance of the individual participant during the fiscal year. Each participant is assigned a target award for the fiscal year (expressed as a percentage of the participant’s annual base salary), and the bonus amount is weighted 60% based on Company performance and 40% based on individual performance. The Committee retains discretion to adjust bonus amounts under the Plan. The Plan document, which includes an Appendix that correlates operating income improvements in Fiscal Year 2008 to the organizational performance factor to be used in calculating bonuses for fiscal year 2008, is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Annual Incentive Compensation for Fiscal Year 2008. Following the Committee’s actions on June 6, 2007, the Named Executive Officers who are currently employed by the Company are eligible to earn the following minimum, target, and maximum bonus awards during fiscal year 2008.

Incentive Awards as Percentage of Base Salary 1

	Minimum [2]	Target	Maximum [3]
Mohan Maheswaran Chief Executive Officer	0	125%	275%

Emeka Chukwu Vice President, Finance and Chief Financial Officer	0	70%	154%

Alan Bennett Vice President, Tax and Accounting	0	40%	82%

Lawrence A. King Vice President Power Management Engineering	0	70%	143.5%

Jeffrey T. Pohlman Senior Vice President, Protection Products	0	70%	154%

J. Michael Wilson Senior Vice President, Power Management Products	0	70%	154%

[1]

For fiscal year 2008, Mr. Maheswaran, Mr. Chukwu, Mr. Pohlman and Mr. Wilson participate in the Plan. For fiscal year 2008, Mr. Bennett and Mr. King participate in the Company’s Cash Bonus Incentive Plan (the “CBIP”), which is attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed March 1, 2006.

[2]	Neither the Plan nor the CBIP guarantees any minimum bonus payment for any participant.
[3]	The maximum bonus any participant may receive under the Plan is 220% of the target award. The maximum bonus any participant may receive under the CBIP is 205% of the target award.

Equity Incentive Awards to Named Executive Officers. On June 6, 2007, the Committee granted the following awards to certain of the Named Executive Officers under the terms of the Company’s shareholder-approved Long Term Stock Incentive Plan:

	Stock Options	Restricted Stock	Performance Stock Units
Mr. Maheswaran	50,000	20,000	60,000
Mr. Chukwu [1]	121,000	45,000	15,000
Mr. Bennett	9,000	5,000	—
Mr. Pohlman	32,000	12,500	12,500
Mr. Wilson	25,000	12,500	12,500

[1]

In addition to an annual award of 21,000 stock options, Mr. Chukwu was also awarded 100,000 stock options in connection with the commencement of his employment on November 20, 2006. The award of his new hire options was delayed because the Company did not make equity awards while the Company was in the process of restating its historical financial statements. The restricted stock award shown for Mr. Chukwu includes a new hire award of 25,000 shares, an annual award of 15,000 shares, and a performance award of 5,000 shares.

Stock Options. The stock options awarded to the Named Executive Officers have six year terms and vest in three annual installments beginning one year after the date of the award. The exercise price is $16.14, the closing price of the Company’s common stock on June 6, 2007, the date the awards were made. The other terms and conditions of these stock options are set forth in the Form of Employee Stock Option Award Certificate attached hereto as Exhibit 10.2.

Restricted Stock. The restricted stock awarded to the Named Executive Officers vests in three annual installments beginning one year after the date of the award. Related tax withholding rights and the other terms and conditions of the restricted stock are set forth in the Form of Employee Restricted Stock Award Certificate attached hereto as Exhibit 10.3.

Performance Units. The performance units awarded to the Named Executive Officers will vest based on achievement of certain goals related to cumulative net revenue and cumulative operating income over a 2.75-year performance period ending with fiscal year 2010. The number of performance units that vest could range up to 200% of the award, if the performance goals are surpassed by a specified margin. One half of any performance units so vested will be payable in an equal number of shares of the Company’s common stock. The other half will be payable in cash based on the closing price of the Company’s common stock on the last day of the performance period. The other terms and conditions of the performance units are set forth in the Form of Employee Performance Unit Award Certificate attached hereto as Exhibit 10.4.

Item 8.01.	Other Events

Equity Awards to Directors

W. Dean Baker and Bruce C. Edwards were elected to the Board of Directors on October 9, 2006 and October 26, 2006, respectively. The Company’s compensation program for non-employee directors in effect for fiscal year 2007 calls for an initial stock option to purchase 10,000 shares of the Company’s common stock to be awarded to each new director. Due to the restatement of the Company’s financial statements pending at the time Messrs. Baker and Edwards joined the Board, the Committee determined that their initial stock option awards would be made on the first date following their appointment to the Board that options are granted to any of the Company’s employees. These initial awards were made on June 6, 2007 and the exercise price of the options is $16.14, the closing price of the Company’s common stock on that date. The awards are subject to a three year vesting period and the other terms and conditions set forth in the form of award certificate attached hereto as Exhibit 10.5.

Item 9.01.	Financial Statements and Exhibits

(c) Exhibits

Exhibit 10.1	Semtech Corporation Bonus Plan

Exhibit 10.2	Form of Employee Stock Option Award Certificate

Exhibit 10.3	Form of Employee Restricted Stock Award Certificate

Exhibit 10.4	Form of Employee Performance Unit Award Certificate

Exhibit 10.5	Form of Director Stock Option Award Certificate

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2007	SEMTECH CORPORATION

	By:	/s/ Emeka Chukwu
Emeka Chukwu
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description of Document
Exhibit 10.1	Semtech Corporation Bonus Plan

Exhibit 10.2	Form of Employee Stock Option Award Certificate

Exhibit 10.3	Form of Employee Restricted Stock Award Certificate

Exhibit 10.4	Form of Employee Performance Unit Award Certificate

Exhibit 10.5	Form of Director Stock Option Award Certificate